SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 September 26, 2005

                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

                               as depositor of the

                            HOME LOAN 2005-HI2 TRUST
           (Exact name of the registrant as specified in its charter)


Delaware                            333-110340-09            41-1808858

(State or other               (Commission File Number)       (I.R.S. Employee
jurisdiction of incorporation)                               Identification No.)

Residential Funding Mortgage Securities II, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota                                       55437
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code           (952) 857-7000

                                       N/A
________________________________________________________________________________
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



SECTION 8 - OTHER EVENTS

Item 8.01      Other Events

A copy of the monthly  report  relating to the September  2005  distribution  to
holders  of  the  Residential   Funding  Mortgage   Securities  II,  Inc.,  Home
Loan-Backed Notes, Series 2005-HI2 is included as an exhibit to this Report.


SECTION 9 -    FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 (C) -        Exhibits

The following is filed as an Exhibit to this Report under Exhibit 20.

No. 20.        September 2005 Monthly Report

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC., as depositor of the registrant identified on the cover page to this Report

By:     /s/ Barbara Wendt
Name:   Barbara Wendt
Title:  Managing Director
Dated:  September 26, 2005